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Exhibt 10.27

SIXTH AMENDMENT TO CREDIT AGREEMENT

        THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of March 11, 2005, by and among SUPERIOR ESSEX COMMUNICATIONS L.P., a Delaware limited partnership ("Superior"), ESSEX GROUP, INC., a Michigan corporation ("Essex") (Superior and Essex being referred to collectively as "Borrowers," and individually as a "Borrower"); various financial institutions ("Lenders"); FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 300 Galleria Parkway, Suite 800, Atlanta, Georgia 30339, in its capacity as collateral and administrative agent for the Lenders (together with its successors and assigns in such capacity, "Administrative Agent"); and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as syndication agent for the Lenders (together with its successors in such capacity, "Syndication Agent"; Administrative Agent and Syndication Agent are each hereafter referred to from time to time individually as an "Agent" and collectively as "Agents").

Recitals:

        Borrowers, Lenders and Agents are parties to a certain Credit Agreement, dated November 10, 2003, as amended by that certain First Amendment to Credit Agreement dated February 20, 2004, that certain Second Amendment to Credit Agreement dated March 18, 2004, that certain Third Amendment to Credit Agreement and Consent to Specific Transactions dated as of April 2, 2004, that certain Fourth Amendment to Credit Agreement dated April 30, 2004 and that certain Fifth Amendment to Credit Agreement dated June 16, 2004 (as at any time amended, restated or otherwise modified, the "Credit Agreement"), pursuant to which Lenders have made certain revolving credit loans and other extensions of credit to Borrowers.

        Borrowers have requested that Agents and Lenders amend the definitions of "Permitted Consigned Inventory" and "Value" under the Credit Agreement as set forth herein. Agents and Lenders are willing to amend such definitions and consent to certain other amendments contained herein, subject to the terms and conditions contained herein.

        NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

        1.    Definitions.    All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

        2.    Amendments to Credit Agreement.    The Credit Agreement is hereby amended as follows:

          (a)   By deleting the definition of "Inventory Formula Amount" in its entirety and substituting the following in lieu thereof:

            Inventory Formula Amount—on any date of determination thereof, an amount equal to the lesser of (a) $70,000,000 or (b) the lesser of (A) 65% of the Value of Eligible Inventory on such date consisting of raw materials, work in process and finished goods and (B) the product of 85% multiplied by the Net Orderly Liquidation Value Percentage multiplied by the Value of Eligible Inventory on such date consisting of raw materials, work in process and finished goods; provided, that in no event shall the aggregate outstanding amount of Revolver Loans measured at any time by the Value of Eligible Inventory that is Consigned Inventory located within the United States or Canada and that satisfies the Consigned Inventory Conditions exceed the lesser of (Y) $30,000,000 and (Z) 20% of the Inventory Formula Amount at any date of determination. Administrative Agent shall have the right at any time to decrease the advance rate percentage in its reasonable credit judgment; provided, that any such decrease in the advance rate percentages shall not be effective until 3 Business Days after written notice thereof is provided to Borrowers by Administrative Agent.

          (b)   By deleting the definition of "Permitted Consigned Inventory" in its entirety and substituting the following in lieu thereof:

            Permitted Consigned Inventory—Consigned Inventory, (i) the Value of which shall not exceed $30,000,000 in the aggregate at any time, and (ii) which is the subject of a properly filed UCC financing statement in favor of a Borrower with respect to such Consigned Inventory; provided, that Borrowers may maintain Consigned Inventory, the Value of which shall not exceed $5,000,000 in the aggregate at any time, which does not satisfy the requirement specified in clause (ii) hereof.

          (c)   By deleting the definition of "Value" in its entirety and substituting the following in lieu thereof:

            Value—with reference to the value of Eligible Inventory, value determined by Administrative Agent in its reasonable credit judgment in accordance with GAAP; provided that the Value of Eligible Inventory shall not include the portion of the value of the Eligible Inventory equal to the profit earned by any Affiliate on the sale thereof to a Borrower.

        3.    Ratification and Reaffirmation.    Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

        4.    Acknowledgments and Stipulations.    Each Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); the security interests and liens granted by Borrowers in favor of Administrative Agent, for the benefit of itself and Lenders, are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Loans and LC Outstandings on and as of March 10, 2005, totaled $42,117,817.21.

        5.    Representations and Warranties.    Each Borrower represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite company action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct, in all material respects, on and as of the date hereof, except those representations and warranties made as of a specific date in which such case such representations and warranties were true and correct as of such date.

        6.    Reference to Credit Agreement.    Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

        7.    Breach of Amendment.    This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

        8.    Conditions Precedent.    The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Administrative Agent, unless satisfaction thereof is specifically waived in writing by Administrative Agent:

          (a)   Administrative Agent shall have received a duly executed counterpart of this Amendment, together with (i) a Consent and Reaffirmation duly signed by the Guarantors, (ii) a certificate of resolutions from each Borrower authorizing this Amendment and the other documents referenced herein and (iii) such additional documents, instruments and certificates as Agents and Lenders shall require in connection herewith; and

          (b)   Administrative Agent shall have received from the Borrowers an amended Schedule 7.1.1 that reflects each of the business locations where tangible items of Collateral, other than Inventory in transit, of the Borrowers is or may be kept as of the date hereof.

        9.    Effective Date.    Notwithstanding the effective date of any other provision of this Amendment, the provisions set forth in Section 2 of this Amendment shall be deemed to have been effective as of January 31, 2005.

        10.    Expenses of Agents.    Borrowers agree to pay, on demand, all costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agents' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

        11.    Miscellaneous.    This Amendment shall be effective upon acceptance by Agents and Lenders, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

        12.    No Novation, etc.    Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

        13.    Further Assurances.    Each Borrower agrees to take such further actions as Agents and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

        14.    Release of Claims.    To induce Agents and Lenders to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Agents and Lenders, and all officers, directors, agents, employees, successors and assigns of Agents and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that any Borrower now has or ever had against Agents or Lenders arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Agents and Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agents or Lenders.

        15.    Waiver of Jury Trial.    To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Remainder of page intentionally left blank; signatures on the following page]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:
SUPERIOR ESSEX COMMUNICATIONS L.P.
By:	/s/ DAVID S. ALDRIDGE
Name: David S. Aldridge Title: Senior Vice President and Chief Financial Officer
ESSEX GROUP, INC.
By:	/s/ DAVID S. ALDRIDGE
Name: David S. Aldridge Title: Vice President and Treasurer

[Signatures continued on following page]

LENDERS:
Revolver Commitment: $60,000,000.00	FLEET CAPITAL CORPORATION
	By:	/s/ GLENN LITTLE
		Title:	Senior Vice President
Revolver Commitment: $60,000,000.00	GENERAL ELECTRIC CAPITAL CORPORATION
	By:	/s/ CURTIS J. CORREA
		Title:	Duly Authorized Signatory
Revolver Commitment: $55,000,000.00	WACHOVIA BANK, NATIONAL ASSOCIATION
	By:	/s/ DANIEL L. DENTON
		Title:	Director

[Signatures continued on the following page]

ADMINISTRATIVE AGENT:
FLEET CAPITAL CORPORATION, as Administrative Agent
By:	/s/ GLENN LITTLE
	Title:	Senior Vice President
SYNDICATION AGENT:
GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent
By:	/s/ CURTIS J. CORREA
	Title:	Duly Authorized Signatory

CONSENT AND REAFFIRMATION

        Each of the undersigned guarantors of the Obligations of Borrowers at any time owing to Agents and Lenders hereby (i) acknowledges receipt of a copy of the foregoing Sixth Amendment to Credit Agreement; (ii) consents to Borrowers' execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

        IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation as of the date of such Fourth Amendment to Credit Agreement.

SUPERIOR ESSEX INC.
By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President, Treasurer and CFO
SUPERIOR ESSEX HOLDING CORP.
By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President and Treasurer
ESSEX INTERNATIONAL INC.
By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President, Treasurer, Assistant Secretary and CFO
ESSEX GROUP, INC.
By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President, Treasurer and Assistant Secretary

[Signatures continued on the following page]

ESSEX TECHNOLOGY, INC.
By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President, Treasurer and Assistant Secretary
ESSEX MEXICO HOLDINGS, L.L.C.
By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President, Treasurer and Assistant Secretary
ESSEX WIRE CORPORATION
By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President, Treasurer and Assistant Secretary
ESSEX CANADA INC.
By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President, Treasurer and Assistant Secretary
ESSEX GROUP MEXICO INC.
By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President, Treasurer and Assistant Secretary

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SIXTH AMENDMENT TO CREDIT AGREEMENT
CONSENT AND REAFFIRMATION